                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): MAY 7, 2001
                                  -------------



                         FAIRPOINT COMMUNICATIONS, INC.
                         ------------------------------
             (Exact Name of Registrant as specified in its charter)



         DELAWARE                          333-56365             13-3725229
    ---------------------             ------------------    --------------------
    (State or other jurisdiction      (Commission File         (IRS Employer
         of incorporation)                 Number)          Identification No.)



      521 EAST MOREHEAD STREET, SUITE 250, CHARLOTTE, NORTH CAROLINA 28202
      --------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



      Registrant's telephone number, including area code: (704) 344-8150
                                                          ---------------


                                       N/A
      --------------------------------------------------------------------
         (Former name or former address, if changed since last report):

Item 5. Other Events

      On May 7, 2001, FairPoint Communications, Inc. (the "Company") issued a press release (the "Press Release") announcing first quarter results for the quarterly period ended March 31, 2001. The Press Release is hereby incorporated by reference herein and is attached hereto as Exhibit 99.1.

Item 7.

      Exhibits 99.1    Press Release, dated May 7, 2001.

                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FAIRPOINT COMMUNICATIONS, INC.


                                  By:  /s/ Walter E. Leach, Jr.
                                       ---------------------------------
                                       Name:   Walter E. Leach, Jr.
                                       Title:  Senior Vice President and
                                               Chief Financial Officer


Date: May 8, 2001